SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: April 11, 2003

                           XSTREAM BEVERAGE GROUP, INC
                       -----------------------------------
                (Name of Registrant as specified in its charter)


            NEVADA                      33-30158-A            62-1386351
           --------                    ------------           -----------
 (State or other jurisdiction of     (Commission File         (IRS Employer
 incorporation or organization)            No.)             Identification No.)



            621 NW 53rd Street, Suite 141, Boca Raton, Florida 33431 (Address and telephone number of principal executive offices)

ITEM  2. ACQUISITION OR DISPOSITION OF ASSETS.

On April 11, 2003, we closed on the acquisition of two companies. We acquired all of the issued and outstanding shares of common stock of Total Beverage Network, Inc. in exchange for the issuance of one million shares of our common stock. Its two shareholders, Jerry Pearring and Barry Willson have agreed, subject to Board approval to become officers and directors of Xstream. After approval by our Board, we anticipate that Mr. Willson will assume the position of chief executive officer and Mr. Pearring will assume the position of president/chief operating officer. Steve Haglund, our current chief executive officer will become co-chairman and Edward Arioli will become executive vice president. Total Beverage System is a developmental stage company whose focus is the targeting of beverage companies and distributors for acquisitions.

Also on April 11, 2003, Total Beverage Network, now a wholly owned subsidiary of Xstream, acquired substantially all of the assets of Universal Florida Beverage Distributors, Inc. in exchange for the issuance to Universal of 550,000 shares of our common stock. Universal is a distributor with distribution routes in the south Florida area. We anticipate utilizing these routes to increase our revenue base and as a means to distribute our Yohimbe Energy Drink.

ITEM 7.  EXHIBITS AND REPORTS ON FORM 8-K

Financial Statements of Acquired Entities:

         Financial Statements for Total Beverage Network, Inc.

         Financial Statements for Universal Florida Beverage Distributors, Inc.

10.1 Stock Exchange Agreement between Xstream Beverage Group, Inc. and the shareholders of Total Beverage Network, Inc. *Previously Filed.

10.2 Purchase and Sale Agreement between Total Beverage Network, Inc. and Universal Florida Beverage Distributors, Inc. *Previously Filed.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Xstream Beverage Group,  Inc.


/s/Theodore Farnsworth
--------------------------------
BY: Theodore Farnsworth, chairman


Dated: This 26th day of June 2003

                          TOTAL BEVERAGE NETWORK, INC.
                     D/B/A BEVERAGE NETWORK OF SOUTH FLORIDA

                              FINANCIAL STATEMENTS

        FOR THE PERIOD JANUARY 26, 2003 (INCEPTION) THROUGH APRIL 9, 2003

                          Total Beverage Network, Inc.
                     d/b/a Beverage Network of South Florida


                                    Contents


                                                                      Page(s)
                                                                      -------
Independent Auditors' Report                                           F-2

Balance Sheets                                                         F-3

Statements of Operations                                               F-4

Statements of Cash Flows                                               F-5

Statements of Changes in Shareholder's Deficiency                      F-6

Notes to Financial Statements                                        F-7 - F-11

                          Independent Auditors' Report
                          ----------------------------


To the Board of Directors of:
Total Beverage Network, Inc.
d/b/a Beverage Network of South Florida
Ft Lauderdale, Florida


We have audited the accompanying balance sheet of Total Beverage Network, Inc. d/b/a Beverage Network of South Florida as of April 9, 2003 and the related statements of operations, changes in shareholder's deficiency and cash flows for the period from January 26, 2003 (inception) to April 9, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly in all material respects, the financial position of Total Beverage Network, Inc. d/b/a Beverage Network of South Florida as of April 9, 2003, and the results of its operations and its cash flows from January 26, 2003 (inception)to April 9, 2003, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 6 to the financial statements, the Company's net loss in the period from January 26, 2003 (inception)to April 9, 2003 of $158 and accumulated deficit of $158 at April 9, 2003, raises substantial doubt about its ability to continue as a going concern. Management's Plan in regards to these matters is also described in Note 6. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.




SALBERG & COMPANY, P.A.
Boca Raton, Florida
June 25, 2003

                          TOTAL BEVERAGE NETWORK, INC.
                     D/B/A BEVERAGE NETWORK OF SOUTH FLORIDA
                                  BALANCE SHEET


                                                              April 9,
                                                                2003
                                                              --------
ASSETS
     Current Assets:
         Cash                                                 $    392
         Advances                                               24,450
                                                              --------
            Total Current Assets                                24,842

                                                              --------
TOTAL ASSETS                                                  $ 24,842
                                                              ========
SHAREHOLDER'S DEFICIENCY
         Common Stock $0.0001 par value, 100,000,000
           authorized, 1,000 shares issued and outstanding          --
         Preferred Stock $0.0001 par value, 100,000,000
           authorized, no shares issued and outstanding             --
         Additional Paid-In Capital                             25,000
         Accumulated Deficit                                      (158)
                                                              --------
                Total Shareholder's Deficiency                  24,842
                                                              --------
TOTAL SHAREHOLDER'S DEFICIENCY                                $ 24,842
                                                              ========


         See accompanying notes to financial statements.

                          TOTAL BEVERAGE NETWORK, INC.
                     D/B/A BEVERAGE NETWORK OF SOUTH FLORIDA
                             STATEMENT OF OPERATIONS

                                                                   For the Period from
                                                            January 26, 2003 (inception) to April 9, 2003
                                                            ---------------------------------------------
Sales                                                                   $    --

Cost of Goods Sold                                                           --
                                                                        -------
Gross Profit                                                                 --
General & Administrative Expenses                                           158
                                                                        -------
Net Loss                                                                $  (158)
                                                                        =======

Net Loss per share - Basic and diluted                                  $    --

Weighted Average Shares Outstanding -Basic and diluted                    1,000
                                                                        =======

         See accompanying notes to financial statements.

                          TOTAL BEVERAGE NETWORK, INC.
                     D/B/A BEVERAGE NETWORK OF SOUTH FLORIDA
                             STATEMENT OF CASH FLOWS

                                                                 For the Period from
                                                           January 26, 2003 (inception) to April 9, 2003
                                                           ---------------------------------------------
   CASH FLOWS FROM OPERATING ACTIVITIES:
      Net Loss                                                         $   (158)
      Adjustments to reconcile net cash
      used in operations:

      Changes in Operating Assets and Liabilities:

                                                                       --------
   Net cash used in Operating Activities                                   (158)

   CASH FLOWS FROM INVESTING ACTIVITIES:
         Advances                                                       (24,450)
                                                                       --------

   Net cash used in Investing Activities                                (24,450)


   CASH FLOWS FROM FINANCING ACTIVITIES:
      Proceeds from Common Stock                                         25,000
                                                                       --------
   Net cash provided by Financing Activities                             25,000
                                                                       --------
Net cash increase                                                           392
Cash at beginning of period                                                  --
                                                                       --------
Cash at end of period                                                  $    392
                                                                       ========

SUPPLEMENTAL DISCLOSURE
   Interest paid                                                       $     --
                                                                       ========

       See accompanying notes to financial statements.

                          TOTAL BEVERAGE NETWORK, INC.
                     D/B/A BEVERAGE NETWORK OF SOUTH FLORIDA
                STATEMENT OF CHANGES IN SHAREHOLDER'S DEFICIENCY
        FOR THE PERIOD FROM JANUARY 26, 2003 (INCEPTION)TO APRIL 9, 2003

                                                        Common Stock
                                                        ------------            Additional     Accumulated
                                                     Shares         Amount    Paid-in Capital     Deficit          Total
                                                     -------------------------------------------------------------------
   Initial Capitalization, January 26, 2003          1,000         $    --         $25,000        $    --         $25,000

   Net Loss for period ended April 9, 2003                                                           (158)           (158)
                                                     --------------------------------------------------------------------

Balance, April 9, 2003                               1,000         $    --         $25,000        $  (158)        $24,842
                                                     ====================================================================

                 See accompanying notes to financial statements.

                          TOTAL BEVERAGE NETWORK, INC.
                     D/B/A BEVERAGE NETWORK OF SOUTH FLORIDA
                          NOTES TO FINANCIAL STATEMENTS
                                 APRIL 9, 2003
                                 -------------

NOTE 1   ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------

         (A) ORGANIZATION AND NATURE OF BUSINESS

         In January 2003, Total Beverage Network, Inc. d/b/a Beverage Network of South Florida (the "Company" or "BNSF") was incorporated in Florida and acquired the assets and operations of Universal Florida Beverage Distributors, Inc. on April 9, 2003. Also, on April 9, 2003, the Company was acquired by Xstream Beverage Group, Inc., a publicly held company. The Company, with principal offices in Ft Lauderdale, Florida, is a distributor to the South Florida market of beverage products consisting primarily of water, juices and ready to drink teas.

         (B) CASH AND CASH EQUIVALENTS

         For purposes of the cash flow statement, the Company considers all highly liquid investments with maturities of three months or less at the time of purchase to be cash equivalents.

         (C) REVENUE RECOGNITION

         The Company recognizes revenue upon acceptance of delivery of its product by its customers at agreed prices. Based on market conditions, the Company or its suppliers may choose to promote certain brands by offering free product or case volume discounts. The cost of any supplier sponsored promotion is recoverable in whole or in part from the supplier. The Company follows the guidance of Emerging Issues Task Force (EITF) Issue 01-9 "Accounting for Consideration Given by a Vendor to a Customer". Accordingly, the Company does not recognize revenue on free promotional product or discounts. Further, the Company recognizes as a cost of sale, the cost of free promotional product net of any available chargebacks to the suppliers.

         (D) INCOME TAXES

         The Company accounts for income taxes under the Financial Accounting Standards Board Statement of Financial Accounting Standards No. 109 "Accounting for Income Taxes" ("Statement 109"). Under Statement 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under Statement 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period, which includes the enactment date.

         (E) NET LOSS PER COMMON SHARE

         Basic net income (loss) per common share (Basic EPS) excludes dilution and is computed by dividing net income (loss) available to common

                          TOTAL BEVERAGE NETWORK, INC.
                     D/B/A BEVERAGE NETWORK OF SOUTH FLORIDA
                          NOTES TO FINANCIAL STATEMENTS
                                 APRIL 9, 2003
                                 -------------

         stockholder by the weighted-average number of common shares outstanding for the period. Diluted net income per share (Diluted EPS) reflects the potential dilution that could occur if stock options or other contracts to issue common stock were exercised or converted into common stock or resulted in the issuance of common stock that then shared in the earnings of the Company. For the period from January 26, 2003 to April 9, 2003, diluted loss per share is the same as basic loss per share since there are no options or common stock equivalents outstanding.

         (F) USE OF ESTIMATES

         The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         (G) CONCENTRATIONS

         The Company concentrates its customer base in the South Florida region and may therefore be subject to economic fluctuations that may affect that region.

         (H) RECENT ACCOUNTING PRONOUNCEMENTS

         Recent pronouncements which have been adopted or may effect the Company in the future are as follows:

         SFAS 144 Accounting for the Impairment or Disposal of Long-Lived Asset ("SFAS 144") supercedes SFAS. 121 Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of ("SFAS 121"). Though it retains the basic requirements of SFAS 121 regarding when and how to measure an impairment loss, SFAS 144 provides additional implementation guidance. SFAS 144 excludes goodwill and intangibles not being amortized among other exclusions. SFAS 144 also supercedes the provisions of APB 30, "Reporting the Results of Operations," pertaining to discontinued operations. Separate reporting of a discontinued operation is still required, but SFAS 144 expands the presentation to include a component of an entity, rather than strictly a business segment as defined in SFAS 131, Disclosures about Segments of an Enterprise and Related Information. SFAS 144 also eliminates the current exemption to consolidation when control over a subsidiary is likely to be temporary. This statement is effective for all fiscal years beginning after December 15, 2001. The implementation of SFAS 144 did not have a material effect on the Company's financial position, results of operations or liquidity.

         SFAS 145, Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections, ("SFAS 145") updates, clarifies, and simplifies existing accounting pronouncements. SFAS 145 rescinds Statement 4, which required all gains and losses from extinguishment of debt to be aggregated and, if material, classified as an extraordinary item, net of related income tax effect. As a result, the criteria in Opinion 30 will now be used to classify those gains and losses. Statement 64 amended Statement 4, and is no longer necessary because Statement 4 has been rescinded. Statement 44 was issued to

                          TOTAL BEVERAGE NETWORK, INC.
                     D/B/A BEVERAGE NETWORK OF SOUTH FLORIDA
                          NOTES TO FINANCIAL STATEMENTS
                                 APRIL 9, 2003
                                 -------------

         establish accounting requirements for the effects of transition to the provisions of the Motor Carrier Act of 1980. Because the transition has been completed, Statement 44 is no longer necessary. SFAS 145 amends Statement 13 to require that certain lease modifications that have economic effects similar to sale-leaseback transactions be accounted for in the same manner as sale-leaseback transactions. This amendment is consistent with FASB's goal requiring similar accounting treatment for transactions that have similar economic effects. This statement is effective for fiscal years beginning after May 15, 2002. The adoption of SFAS 145 is not expected to have a material impact on the Company's financial position, results of operations or liquidity.

         SFAS 146, Accounting for Exit or Disposal Activities ("SFAS 146") addresses the recognition, measurement, and reporting of costs that are associated with exit and disposal activities that are currently accounted for pursuant to the guidelines set forth in EITF 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to exit an Activity (including Certain Cost Incurred in a Restructuring)," cost related to terminating a contract that is not a capital lease and one-time benefit arrangements received by employees who are involuntarily terminated-nullifying the guidance under EITF 94-3. Under SFAS 146, the cost associated with an exit or disposal activity is recognized in the periods in which it is incurred rather than at the date the Company committed to the exit plan. This statement is effective for exit or disposal activities initiated after December 31, 2002 with earlier application encouraged. The adoption of SFAS 146 is not expected to have a material impact on the Company's financial position, results of operations or liquidity.

         In November 2002, the FASB issued FASB Interpretation No. 45, Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others (FIN 45). FIN 45 requires that upon issuance of a guarantee, a guarantor must recognize a liability for the fair value of an obligation assumed under a guarantee. FIN 45 also requires additional disclosures by a guarantor in its interim and annual financial statements about the obligations associated with guarantees issued. The recognition provisions of FIN 45 are effective for any guarantees issued or modified after December 31, 2002. The disclosure requirements are effective for financial statements of interim or annual periods ending after December 15, 2002. The adoption of this pronouncement is not expected to have a material effect on the earnings or financial position of the Company.

NOTE 2   ADVANCES
-----------------

On January 28, 2003 and March 3, 2003, the Company advanced $12,450 and $12,000 respectively to its pending acquisition candidate, Universal Florida Beverage Distributors, Inc., as interim financing. The advance was non-interest bearing and called for repayment from the proceeds of future positive operational cash flow, once achieved. Accordingly, the loan is classified as a current liability.

NOTE 3  COMMITMENTS AND CONTINGENCIES
-------------------------------------

         (A) LETTERS OF INTENT AND ACQUISITION AGREEMENTS

         On February 27, 2003, Universal Florida Beverage Distributors, Inc. "Universal" accepted the Company's letter of intent to acquire Universal's assets and certain of its liabilities. The agreement calls for a purchase price of $275,000 of Xstream Beverage Group, Inc. common stock valued at $.50 per share, consistent with the pricing of the Xstream Beverage Group, Inc. Private Placement Memorandum in

                          TOTAL BEVERAGE NETWORK, INC.
                     D/B/A BEVERAGE NETWORK OF SOUTH FLORIDA
                          NOTES TO FINANCIAL STATEMENTS
                                 APRIL 9, 2003
                                 -------------

         circulation at the time. The transaction closing was effective at close of business on April 9, 2003.

         (B) OFFICE LEASE

         On May 1, 2003 the Company entered into a new office/warehouse lease expiring April 30, 2005 and stipulating monthly base rent of $4,500 for the first twelve months and $4,850 thereafter. Rent expense in 2003 was $0.

         Future minimum lease payments under non-cancelable operating leases with terms exceeding one year as of April 9, 2003 are as follows:


                  Year ending December 31:
                                           2003                        $ 36,000
                                           2004                          56,800
                                           2005                          19,400
                                                                       --------
                                                                       $112,200
                                                                       ========

NOTE 4   SHAREHOLDER'S DEFICIENCY
---------------------------------

In January 2003, Total Beverage Network, Inc. issued 1,000 common shares for $25,000 to its founders.

NOTE 5   INCOME TAXES
---------------------

There was no income tax expense for the period from January 26, 2003 (inception) to April 9, 2003 due to the Company's net loss.

The Company's tax expense differs from the "expected" tax expense (benefit) for the period ended April 9, 2003, (computed by applying the Federal Corporate tax rate of 34% to loss before taxes), as follows:

Computed "expected" tax expense (benefit)                     $(54)
Reclassification of prior year temporary difference             --
Change in valuation allowance                                   54
                                                              ----
                                                              $ --
                                                              ====

The effects of temporary differences that gave rise to significant portions of deferred tax assets and liabilities at April 9, 2003 are as follows:

Deferred tax assets:
Net operating loss carryforward       $ 54
                                      ----
Total gross deferred tax assets          0
Less valuation allowance               (54)
                                      ----
Net deferred tax assets               $ --
                                      ====

                          TOTAL BEVERAGE NETWORK, INC.
                     D/B/A BEVERAGE NETWORK OF SOUTH FLORIDA
                          NOTES TO FINANCIAL STATEMENTS
                                 APRIL 9, 2003
                                 -------------

The valuation allowance was $54 at April 9, 2003. The increase during 2003 was $54.

The Company has a net operating loss carryforward of approximately $158 at April 9, 2003.

NOTE 6  GOING CONCERN
---------------------

As reflected in the accompanying consolidated financial statements, the Company has continuing net losses in the period from January 26, 2003 (inception) to April 9, 2003 of $158 and accumulated deficit of $158 at April 9, 2003. The ability of the Company to continue as a going concern is dependent on the Company's ability to further implement its business plan, raise capital, and generate revenues. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

The Company's acquired the business, assets and certain liabilities of Universal Florida Beverage Distributors, Inc. on April 9, 2003. The Company expects to be funded by its parent as it strives to become a profitable operation.

NOTE 7  SUBSEQUENT EVENTS
-------------------------

On February 27, 2003, Universal Florida Beverage Distributors, Inc. "Universal" accepted the Company's letter of intent to acquire Universal's assets and certain of it liabilities. The agreement calls for a purchase price of $275,000 of Xstream Beverage Group, Inc. common stock valued at $.50 per share, consistent with the pricing of the Xstream Beverage Group, Inc. Private Placement Memorandum in circulation at the time. The transaction closing was effective at close of business on April 9, 2003.

                  UNIVERSAL FLORIDA BEVERAGE DISTRIBUTORS, INC.

                              FINANCIAL STATEMENTS

         FOR THE PERIOD JANUARY 1, 2003 THROUGH APRIL 9, 2003, THE YEAR ENDED DECEMBER 31, 2002 AND FROM MARCH 9, 2001 THROUGH
                                 DECEMBER 31, 2001


                                    Contents
                                    --------


                                                                  Page(s)
                                                                  -------
Independent Auditors' Report                                       F-13

Balance Sheets                                                     F-14

Statements of Operations                                           F-15

Statements of Cash Flows                                           F-16

Statements of Changes in Shareholder's Deficiency                  F-17

Notes to Financial Statements                                      F-18 - F-24

                          Independent Auditors' Report


To the Board of Directors of:
Universal Florida Beverage Distributors, Inc.
Ft Lauderdale, Florida


We have audited the accompanying balance sheets of Universal Florida Beverage Distributors, Inc. as of April 9, 2003 and December 31, 2002 and 2001 and the related statements of operations, changes in shareholder's deficiency and cash flows for the period from January 1, 2003 to April 9, 2003, the year ended December 31, 2002 and for the period from March 9, 2001 to December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly in all material respects, the financial position of Universal Florida Beverage Distributors, Inc. as of April 9, 2003, and December 31, 2002 and 2001, and the results of its operations and its cash flows from January 1, 2003 to April 9, 2003, for the year ended December 31, 2002 and from March 9, 2001 to December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 9 to the financial statements, the Company's continuing net losses in the period from March 9, 2001 to December 31, 2001 of $136,991, in 2002 of $112,504, and the
period from January 1, 2003 to April 9, 2003 of $68,420 and accumulated deficit of $317,915 at April 9, 2003, raises substantial doubt about its ability to continue as a going concern. Management's Plan in regards to these matters is also described in Note 9. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.




SALBERG & COMPANY, P.A.
Boca Raton, Florida
June 23, 2003

                  UNIVERSAL FLORIDA BEVERAGE DISTRIBUTORS, INC.
                                 BALANCE SHEETS

                                                                              December 31,
                                                          April 9,            ------------
                                                           2003            2002           2001
                                                         ---------------------------------------
ASSETS
     Current Assets:
         Cash                                            $ 10,927        $  3,206       $ 14,702
         Accounts Receivable, net                          26,807          23,276         28,224
         Inventory                                         29,976          55,592         68,186
         Other Current Assets                                 269           5,000             --
                                                         ---------------------------------------
            Total Current Assets                           67,979          87,074        111,112
                                                         ---------------------------------------
     Warehouse Equipment, net                               4,304           5,164          8,606
     Other Assets                                             350             350             --
                                                         ---------------------------------------
TOTAL ASSETS                                             $ 72,633        $ 92,588       $119,718
                                                         =======================================
LIABILITIES & SHAREHOLDER'S DEFICIENCY
     Liabilities:
         Current Liabilities:
            Accounts Payable                             $149,623        $173,014       $ 86,408
            Advances                                       49,450              --             --
            Accrued Expenses                                6,775           3,969         10,201
            Working Capital Loan                           19,600               -              -
            Line of Credit                                165,000         165,000        160,000
                                                         ---------------------------------------
                Total Current Liabilities                 390,448         341,983        256,609
     Shareholder's Deficiency:
         Common Stock $0.01 par value,
           30,000,000 authorized,
           25 shares issued and outstanding                     0               0              0
         Additional Paid-In Capital                           100             100            100
         Accumulated Deficit                             (317,915)       (249,495)      (136,991)
                                                         ---------------------------------------
                Total Shareholder's Deficiency           (317,815)       (249,395)      (136,891)
                                                         ---------------------------------------
TOTAL LIABILITIES & SHAREHOLDER'S DEFICIENCY             $ 72,633        $ 92,588       $119,718
                                                         =======================================

                 See accompanying notes to financial statements.

                  UNIVERSAL FLORIDA BEVERAGE DISTRIBUTORS, INC.
                            STATEMENTS OF OPERATIONS

                                                            For the Period From      For the Year       For the Period From
                                                             January 1, 2003 to          Ended            March 9, 2001 to
                                                                April 9, 2003       December 31, 2002     December 31, 2001
                                                            ---------------------------------------------------------------
Sales                                                             $ 187,224             $ 868,454             $ 515,927
Cost of Goods Sold                                                  146,659               679,693               386,280
                                                                  -----------------------------------------------------
Gross Profit                                                         40,565               188,761               129,647
Expense:
   Marketing & Sales:
       Contract Labor                                                11,610                13,231                   600
       Other Marketing & Sales                                        4,949                26,163                25,981
                                                                  -----------------------------------------------------
          Total Marketing & Sales                                    16,559                39,394                26,581
   Warehouse & Delivery:
       Rent                                                          21,796                60,660                60,805
       Other Warehouse & Delivery Expense                             7,636                12,415                10,303
                                                                  -----------------------------------------------------
          Total Warehouse & Delivery                                 29,432                73,075                71,108
   General & Administrative:
       Payroll G&A                                                   27,433               122,445               130,291
       Professional Fees                                             20,057                38,857                 7,327
       Bad Debts                                                      6,000                 3,500                 9,000
       Other General & Administrative                                 8,346                32,410                31,004
                                                                  -----------------------------------------------------
          Total General & Administrative                             61,836               197,212               177,622
                                                                  -----------------------------------------------------
       Total Operating Expense                                      107,827               309,681               275,311
                                                                  -----------------------------------------------------
Loss From Operations                                                (67,262)             (120,920)             (145,664)
Other Income/Expense:
   Other Income                                                         872                 9,557                11,873
   Other Expense                                                     (2,030)               (1,141)               (3,200)
                                                                  -----------------------------------------------------
       Total Other Income/(Expense)                                  (1,158)                8,416                 8,673
                                                                  -----------------------------------------------------
Net Loss                                                          $ (68,420)            $(112,504)            $(136,991)
                                                                  =====================================================

Net Loss per share - Basic and diluted                            $  (2,737)            $  (4,500)            $  (5,480)
                                                                  =====================================================

Weighted Average Shares Outstanding -Basic and diluted                   25                    25                    25
                                                                  =====================================================

                 See accompanying notes to financial statements.

                  UNIVERSAL FLORIDA BEVERAGE DISTRIBUTORS, INC.
                            STATEMENTS OF CASH FLOWS

                                                           For the Period From    For the Year       For the Period From
                                                          January 1, 2003 to          Ended           March 9, 2001 to
                                                             April 9, 2003      December 31, 2002     December 31, 2001
                                                          ---------------------------------------------------------------
   CASH FLOWS FROM OPERATING ACTIVITIES:
      Net Loss                                                $ (68,420)            $(112,504)            $(136,991)
      Adjustments to reconcile net cash
      provided used in operations:

         Depreciation                                               860                 3,442                 4,303
         Bad debt                                                 6,000                 3,500                 9,000

      Changes in Operating Assets and Liabilities:
         Accounts Receivable                                     (9,531)                1,448               (26,212)
         Inventory Asset                                         25,616                12,594              (115,455)
         Other Current Assets                                     4,732                (5,000)
         Other Assets                                                --                  (350)                   --
         Accounts Payable                                       (23,391)               86,606                64,014
         Accrued Expenses                                         2,805                (6,232)               10,201
                                                              -----------------------------------------------------
   Net cash used in Operating Activities                        (61,329)              (16,496)             (191,140)
   CASH FLOWS FROM INVESTING ACTIVITIES:
      Acquisition of Fixed Assets                                    --                    --               (12,909)
                                                              -----------------------------------------------------

   Net cash used in Investing Activities                             --                    --               (12,909)

   CASH FLOWS FROM FINANCING ACTIVITIES:
      Proceeds from Common Stock                                     --                    --                   100
      Proceeds from Working Capital Loan                         19,600                    --                    --
      Proceeeds from Advances                                    49,450                    --                    --
      Proceeds from Line of Credit                                   --                 5,000               160,000
                                                              -----------------------------------------------------
   Net cash provided by Financing Activities                     69,050                 5,000               160,100
                                                              -----------------------------------------------------
Net cash increase (decrease)                                      7,721               (11,496)              (43,949)
Cash at beginning of period                                       3,206                14,702                58,651
                                                              -----------------------------------------------------
Cash at end of period                                         $  10,927             $   3,206             $  14,702
                                                              =====================================================

SUPPLEMENTAL DISCLOSURE
   Interest paid                                              $      --             $      --             $      --
                                                              =====================================================

                 See accompanying notes to financial statements.

                  UNIVERSAL FLORIDA BEVERAGE DISTRIBUTORS, INC.
                STATEMENT OF CHANGES IN SHAREHOLDER'S DEFICIENCY
                FOR THE PERIOD JANUARY 1, 2001 TO APRIL 9, 2003,
                        THE YEAR ENDED DECEMBER 31, 2002
             AND THE PERIOD FROM MARCH 9, 2001 TO DECEMBER 31, 2001

                                                              Common Stock
                                                              ------------            Additional       Accumulated
                                                            Shares     Amount        Paid-in Capital      Deficit         Total
                                                           --------------------------------------------------------------------
   Initial Capitalization, March 9, 2001                      25       $    0         $     100         $      --     $     100

   Net Loss from March 9, 2001 to December 31, 2001                                                      (136,991)     (136,991)
                                                              -----------------------------------------------------------------

Balance, December 31, 2001                                    25            0               100          (136,991)     (136,891)

   Net Loss for year ended December 31, 2002                                                             (112,504)     (112,504)
                                                              -----------------------------------------------------------------

Balance, December 31, 2002                                    25            0               100          (249,495)     (249,395)

   Net Loss from January 1, 2003 to April 9, 2003                                                         (68,420)      (68,420)
                                                              -----------------------------------------------------------------

Balance, April 9, 2003                                        25       $    0         $     100         $(317,915)    $(317,815)
                                                              =================================================================

                 See accompanying notes to financial statements.

                  UNIVERSAL FLORIDA BEVERAGE DISTRIBUTORS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                  APRIL 9, 2003 AND DECEMBER 31, 2002 AND 2001
                  --------------------------------------------

NOTE 1   ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------

         (A) ORGANIZATION AND NATURE OF BUSINESS

         In February 2001, Universal Florida Beverage Distributors, Inc. (the "Company" or "Universal") was incorporated in Florida and acquired the assets and operations of the South Florida division of Universal Beverages on March 9, 2001. The Company, with principal offices in Ft Lauderdale Florida, is a distributor to the South Florida market of beverage products consisting primarily of water, juices and ready to drink teas.

         (B) CASH AND CASH EQUIVALENTS

         For purposes of the cash flow statement, the Company considers all highly liquid investments with maturities of three months or less at the time of purchase to be cash equivalents.

         (C) INVENTORIES

         Inventories consist primarily of case packed beverage product and are stated at lower of cost (first-in, first-out) or market.

         (D) WAREHOUSE EQUIPMENT

         Warehouse equipment is stated at cost and depreciation is computed using the straight-line method over the estimated economic useful life of 7 years. Maintenance and repairs are charged to expense as incurred. Major improvements are capitalized.

         (E) LONG-LIVED ASSETS

         The Company reviews long-lived assets and certain identifiable assets related to those assets for impairment whenever circumstances and situations change such that there is an indication that the carrying amounts may not be recoverable. If the non-discounted future cash flows of the enterprise are less than their carrying amount, their carrying amounts are reduced to fair value and an impairment loss is recognized.

         (F) REVENUE RECOGNITION

         The Company recognizes revenue upon acceptance of delivery of its product by its customers at agreed prices. Based on market conditions, the Company or its suppliers may choose to promote certain brands by offering free product or case volume discounts. The cost of any supplier sponsored promotion is recoverable in whole or in part from the supplier. The Company follows the guidance of Emerging Issues Task Force (EITF) Issue 01-9 "Accounting for Consideration Given by a Vendor to a Customer". Accordingly, the Company does not recognize revenue on free promotional product or discounts. Further, the Company recognizes as a cost of sale, the cost of free promotional product net of any available chargebacks to the suppliers.

                  UNIVERSAL FLORIDA BEVERAGE DISTRIBUTORS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                  APRIL 9, 2003 AND DECEMBER 31, 2002 AND 2001
                  --------------------------------------------

         (G) INCOME TAXES

         The Company accounts for income taxes under the Financial Accounting Standards Board Statement of Financial Accounting Standards No. 109 "Accounting for Income Taxes" ("Statement 109"). Under Statement 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under Statement 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period, which includes the enactment date.

         (H) NET LOSS PER COMMON SHARE

         Basic net income (loss) per common share (Basic EPS) excludes dilution and is computed by dividing net income (loss) available to common stockholder by the weighted-average number of common shares outstanding for the period. Diluted net income per share (Diluted EPS) reflects the potential dilution that could occur if stock options or other contracts to issue common stock were exercised or converted into common stock or resulted in the issuance of common stock that then shared in the earnings of the Company. For the period from January 1, 2003 to April 9, 2003, the year ended December 31, 2002 and the period from March 9, 2001 to December 31, 2001, diluted loss per share is the same as basic loss per share since there are no options or common stock equivalents outstanding.

         (I) USE OF ESTIMATES

         The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates of the Company include the allowance for doubtful accounts.

         (J) FAIR MARKET VALUE OF FINANCIAL INSTRUMENTS

         Statement of Financial Accounting Standards No. 107, "Disclosures about Fair Value of Financial Instruments," requires disclosures of information about the fair value of certain financial instruments for which it is practicable to estimate that value. For purposes of this disclosure, the fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced sale or liquidation. The fair carrying amount reported in the balance sheets of cash, receivables, accounts payable and accrued liabilities, and lines of credit approximate fair value due to the relatively short-term maturity of these instruments.

         (K) CONCENTRATION OF CREDIT RISK AND OTHER CONCENTRATIONS

         Accounts receivable potentially subject the Company to concentration of credit risk. The Company's customer base is sufficiently diversified to

                  UNIVERSAL FLORIDA BEVERAGE DISTRIBUTORS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                  APRIL 9, 2003 AND DECEMBER 31, 2002 AND 2001
                  --------------------------------------------

         mitigate any significant concentration of credit risk. The Company generally provides an allowance for potential credit losses with respect to accounts receivable collections.

         The Company concentrates its customer base in the South Florida region and may therefore be subject to economic fluctuations that may affect that region.

         (K) RECENT ACCOUNTING PRONOUNCEMENTS

         Recent pronouncements which have been adopted or may effect the Company in the future are as follows:

         SFAS 144 Accounting for the Impairment or Disposal of Long-Lived Asset ("SFAS 144") supercedes SFAS. 121 Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of ("SFAS 121"). Though it retains the basic requirements of SFAS 121 regarding when and how to measure an impairment loss, SFAS 144 provides additional implementation guidance. SFAS 144 excludes goodwill and intangibles not being amortized among other exclusions. SFAS 144 also supercedes the provisions of APB 30, "Reporting the Results of Operations," pertaining to discontinued operations. Separate reporting of a discontinued operation is still required, but SFAS 144 expands the presentation to include a component of an entity, rather than strictly a business segment as defined in SFAS 131, Disclosures about Segments of an Enterprise and Related Information. SFAS 144 also eliminates the current exemption to consolidation when control over a subsidiary is likely to be temporary. This statement is effective for all fiscal years beginning after December 15, 2001. The implementation of SFAS 144 did not have a material effect on the Company's financial position, results of operations or liquidity.

         SFAS 145, Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections, ("SFAS 145") updates, clarifies, and simplifies existing accounting pronouncements. SFAS 145 rescinds Statement 4, which required all gains and losses from extinguishment of debt to be aggregated and, if material, classified as an extraordinary item, net of related income tax effect. As a result, the criteria in Opinion 30 will now be used to classify those gains and losses. Statement 64 amended Statement 4, and is no longer necessary because Statement 4 has been rescinded. Statement 44 was issued to establish accounting requirements for the effects of transition to the provisions of the Motor Carrier Act of 1980. Because the transition has been completed, Statement 44 is no longer necessary. SFAS 145 amends Statement 13 to require that certain lease modifications that have economic effects similar to sale-leaseback transactions be accounted for in the same manner as sale-leaseback transactions. This amendment is consistent with FASB's goal requiring similar accounting treatment for transactions that have similar economic effects. This statement is effective for fiscal years beginning after May 15, 2002. The adoption of SFAS 145 is not expected to have a material impact on the Company's financial position, results of operations or liquidity.

         SFAS 146, Accounting for Exit or Disposal Activities ("SFAS 146") addresses the recognition, measurement, and reporting of costs that are associated with exit and disposal activities that are currently accounted for pursuant to the guidelines set forth in EITF 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to exit an Activity (including Certain Cost Incurred in a

                  UNIVERSAL FLORIDA BEVERAGE DISTRIBUTORS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                  APRIL 9, 2003 AND DECEMBER 31, 2002 AND 2001
                  --------------------------------------------

         Restructuring)," cost related to terminating a contract that is not a capital lease and one-time benefit arrangements received by employees who are involuntarily terminated-nullifying the guidance under EITF 94-3. Under SFAS 146, the cost associated with an exit or disposal activity is recognized in the periods in which it is incurred rather than at the date the Company committed to the exit plan. This statement is effective for exit or disposal activities initiated after December 31, 2002 with earlier application encouraged. The adoption of SFAS 146 is not expected to have a material impact on the Company's financial position, results of operations or liquidity.

         In November 2002, the FASB issued FASB Interpretation No. 45, Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others (FIN 45). FIN 45 requires that upon issuance of a guarantee, a guarantor must recognize a liability for the fair value of an obligation assumed under a guarantee. FIN 45 also requires additional disclosures by a guarantor in its interim and annual financial statements about the obligations associated with guarantees issued. The recognition provisions of FIN 45 are effective for any guarantees issued or modified after December 31, 2002. The disclosure requirements are effective for financial statements of interim or annual periods ending after December 15, 2002. The adoption of this pronouncement is not expected to have a material effect on the earnings or financial position of the Company.

NOTE 2   ACCOUNTS RECEIVABLE
----------------------------

Accounts receivable consist of the following:

                                 April 9, 2003   December 31, 2002   December 31, 2001
                                 -----------------------------------------------------
Accounts receivable                 $ 45,307         $ 35,776             $37,224
Allowance for doubtful accounts      (18,500)         (12,500)             (9,000)
                                    ---------------------------------------------
                                    $ 26,807         $ 23,276             $28,224
                                    =============================================

Bad debt expense was $6,000, $3,500 and $9,000 for the period from January 1, 2003 to April 9, 2003, the year ended December 31, 2002 and from March 9, 2001 to December 31, 2001, respectively.

NOTE 3   INVENTORIES
--------------------

Inventories consist of the following:

                                 April 9, 2003   December 31, 2002   December 31, 2001
                                 -----------------------------------------------------
Case Packed Beverage Products       $ 29,976         $ 55,592             $68,186
                                    ---------------------------------------------
                                    $ 29,976         $ 55,592             $68,186
                                    =============================================

NOTE 4   WAREHOUSE EQUIPMENT
----------------------------

Warehouse Equipment consists of the following:

                                 April 9, 2003   December 31, 2002   December 31, 2001
                                 -----------------------------------------------------
Warehouse equipment                 $ 12,909         $ 12,909             $12,909
Less accumulated depreciation         (8,605)          (7,745)             (4,303)
                                    ---------------------------------------------
                                    $  4,304         $  5,164             $ 8,606
                                    =============================================

                  UNIVERSAL FLORIDA BEVERAGE DISTRIBUTORS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                  APRIL 9, 2003 AND DECEMBER 31, 2002 AND 2001
                  --------------------------------------------

Depreciation expense was $860, $3,442 and $4,303 for the period from January 1, 2003 to April 9, 2003, for the year ended December 31, 2002 and from March 9, 2001 to December 31, 2001, respectively.


NOTE 5   ADVANCES AND LOANS
---------------------------

In January through March 2003, the Company received advances from Total Beverage Network, Inc. and Xstream Beverage Group, Inc. in the amounts of $24,450 and $25,000, respectively, prior to the acquisition (see Note 6). The advances are non-interest bearing with no stipulated due date, and therefore classified as a current liability.

On January 27, 2003, the Company borrowed $19,600 from an employee for working capital. The loan was non-interest bearing and called for repayment from the proceeds of a pending acquisition by Total Beverage Network. Accordingly, the loan is classified as a current liability.

On March 29, 2001, the Company arranged a line of credit agreement with a third party company who was related to a company that subleased warehouse space from the Company. The credit line was unsecured and non-interest bearing with no stipulated due date. The Company executed a series of draws against the line in various traunches throughout 2001, taking the last draw on March 29, 2002. The balance was $165,000, $165,000 and $160,000 at April 9, 2003, December 31, 2002
and December 31, 2001. Accordingly, the balances are reflected as current liabilities. (see Note 6)

NOTE 6  COMMITMENTS AND CONTINGENCIES
-------------------------------------

         (A) LETTERS OF INTENT AND ACQUISITION AGREEMENTS

         On February 27, 2003, the Company accepted a letter of intent from Total Beverage Network, Inc. to acquire its business, assets and certain liabilities. Simultaneously, Xstream Beverage Group, Inc., a publicly held company, acquired Total Beverage Network, Inc. The Company sold its assets for 550,000 shares of Xstream Beverage Group, Inc. common stock valued at $275,000 or $.50 per share, consistent with the pricing of the Private Placement Memorandum in circulation at the time. The transaction closing was effective at close of business on April 9, 2003.

         (B) OFFICE LEASE

         On February 28, 2001 (the Effective Date"), the Company entered into a lease for office/warehouse space through March 31, 2003. During 2002, a portion of the net rent expense was shared with a sublessee through a sublease agreement calling for monthly rent of $2,500. Net rent expense during the period from January 1, 2003 to April 9, 2003 was $21,796. Rent expense in 2002 was $60,660 and rent from March 9, 2001 to December 31, 2001 was $60,805.

         (C) WAREHOUSING SERVICES

         From time to time, the Company agrees to store product for other distributors and suppliers based on agreed fees for warehousing services. Such fees are not material to operations.

                  UNIVERSAL FLORIDA BEVERAGE DISTRIBUTORS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                  APRIL 9, 2003 AND DECEMBER 31, 2002 AND 2001
                  --------------------------------------------

NOTE 7   SHAREHOLDER'S DEFICIENCY
---------------------------------

In February 2001, Universal Florida Beverage Distributors, Inc. issued 25 common shares for $100 to its founders.

NOTE 8   INCOME TAXES
---------------------

There was no income tax expense for the period from January 1, 2003 to April 9, 2003, the year ended December 31, 2002, and the period from March 8, 2001 to December 31 2001 due to the Company's net losses.

The Company's tax expense differs from the "expected" tax expense (benefit) for the period January 1, 2003 to April 9, 2003, the year ended December 31, 2002 Ende and for the period from March 9, 2001 to December 31, Dece January 1, 2001 (computed by applying the Federal Corporate tax 31, ber2003 to rate of 34% to loss before taxes), as follows:

                                           From                                    From
                                     January 1, 2003 to      Year Ended       March 9, 2001 to
                                       April 9, 2003      December 31, 2002   December 31, 2001
                                     ----------------------------------------------------------
Computed "expected" tax benefit          $(23,263)            $(38,251)          $(46,577)
Reclassification of prior year
temporary difference                            --                   --                 --
Change in valuation allowance               23,263               38,251             46,577
                                         -------------------------------------------------
                                         $      --            $      --          $      --
                                         =================================================

The effects of temporary differences that gave rise to significant portions of deferred tax assets and liabilities at April 9, 2003, and December 31, 2002 and 2001 are as follows:

                                       April 9, 2003      December 31, 2002   December 31, 2001
                                     ----------------------------------------------------------
Deferred tax assets:
Net operating loss carryforward          $ 108,091            $  84,828          $  46,577
                                         -------------------------------------------------
Total gross deferred tax assets            108,091               84,828             46,577
Less valuation allowance                  (108,091)             (84,828)           (46,577)
                                         -------------------------------------------------
Net deferred tax assets                  $      --            $      --          $      --
                                         =================================================

The valuation allowance was $46,577 at December 31, 2001. The increase during 2002 was $38,251, and the increase for January 1, 2003 to April 9, 2003 was $23,263.

The Company has a net operating loss carryforward of $317,915 at April 9, 2003, which is limited in usage due to the change in ownership, which occurred in April 2003.

NOTE 9  GOING CONCERN
---------------------

As reflected in the accompanying consolidated financial statements, the Company has continuing net losses from March 9, 2001 to December 31, 2001 of $136,991, in 2002 of $112,504, and in the period from January 1, 2003 to April 9, 2003 of

                  UNIVERSAL FLORIDA BEVERAGE DISTRIBUTORS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                  APRIL 9, 2003 AND DECEMBER 31, 2002 AND 2001
                  --------------------------------------------

$68,420 and an accumulated deficit of $317,915 at April 9, 2003. The ability of the Company to continue as a going concern is dependent on the Company's ability to further implement its business plan, raise capital, and generate revenues. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

The Company's business, assets and certain liabilities were acquired by Total Beverage Network, Inc. on April 9, 2003. The Company expects to be funded by its parent as it strives to become a profitable operation (see Note 10).

NOTE 10  SUBSEQUENT EVENTS
--------------------------

On February 27, 2003, the Company accepted a letter of intent from Total Beverage Network, Inc. to acquire its business, assets and certain liabilities. Simultaneously, Xstream Beverage Group, Inc., a publicly held company, acquired Total Beverage Network, Inc. The Company sold its assets for 550,000 shares of Xstream Beverage Group, Inc. common stock valued at $275,000 or $.50 per share, consistent with the pricing of the Private Placement Memorandum in circulation at the time. The transaction closing was effective at close of business on April 9, 2003.